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            [ PFL LIFE INSURANCE COMPANY LETTERHEAD APPEARS HERE ]


September 10, 1998

VIA EDGAR

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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  PFL Life Variable Annuity Account A
     File No. 811-08197, CIK 0001034624
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), PFL Variable Annuity Account A, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual report for the following underlying management investment companies: Atlas Insurance Trust, Dreyfus Variable Investment Fund, Endeavor Series Trust, Federated Insurance Series and WRL Series Fund, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on August 28, 1998, Atlas Insurance Trust filed its semi-annual report with the Commission via EDGAR (CIK: 1031877); on August 21, 1998, Dreyfus Variable Investment Fund (Small Cap Portfolio) filed its semi-annual report with the Commission via EDGAR (CIK: 813383); on August 25, 1998, Dreyfus Variable Investment Fund (Capital Appreciation Portfolio, Disciplined Stock Portfolio, Growth & Income Portfolio, Quality Bond Portfolio) filed its semi-annual report with the Commission via EDGAR (CIK:
813383); on August 28, 1998, Endeavor Series Trust filed its semi-annual report with the Commission via EDGAR (CIK: 847254); on August 19, 1998, Federated Insurance Series filed its semi-annual report with the Commission via EDGAR (CIK: 912577); and on August 25, 1998, WRL Series Fund, Inc. filed its semi-annual report with the Commission via EDGAR (CIK: 778207). To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

PFL Life Insurance Company

/s/  Frank A. Camp

Frank A. Camp
Division General Counsel
Financial Markets Division